Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Income
Net realized gains (losses) on redemptions and sales of platinum and palladium bullion (note 6)	$ 255
Net change in unrealized gains (losses) on platinum and palladium bullion (note 6)	293,022	(22,024)
Other income	683	91
	293,960	(21,933)
Management fees (note 8)	1,802	689
Listing and regulatory filing fees	741	137
Bullion storage fees	428	214
Sales tax	235	81
Legal fees	228	112
Audit fees	107	82
Unitholder reporting costs	66	56
Administrative fees	28	22
Independent Review Committee fees	8	7
Trustee fees	3	3
Custodial fees	3	1
Net foreign exchange losses (gains)	1
	3,650	1,404
Net income (loss) and comprehensive income (loss)	$ 290,310	$ (23,337)
Weighted average number of Units	28,587,347	13,934,975
Increase (decrease) in total equity from operations per Unit	$ 10.16	$ (1.67)